UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 11, 2005



                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)



              001-15649                               760494995
              ---------                               ---------
        Commission File Number)             (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act. |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act. |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act.
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.   Results of Operation and Financial Condition.

     On July 11, 2005, Eagle Broadband, Inc. (the "Company"), issued a press release announcing its operating results for the third quarter of fiscal year 2005 ending May 31, 2005. The Company also held a conference call and webcast for investors.




Exhibit Number     Exhibit Description
--------------     -------------------

     99.1 Press release dated July 11, 2005, announcing Eagle Broadband's operating results for the third quarter of fiscal year 2005 ending May 31, 2005.

     99.2          Conference call and webcast audio.


                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           EAGLE BROADBAND, INC.



                                           By: /s/ David Micek
                                           ---------------------
                                           President and Chief Executive Officer




DATE: July 12, 2005

                                  EXHIBIT INDEX
                                   ------------

Exhibit Number     Exhibit Description
--------------     -------------------

     99.1 Press release dated July 11, 2005, announcing Eagle Broadband's operating results for the third quarter of fiscal year 2005 ending May 31, 2005.

     99.2          Conference call and webcast audio.